Dreyfus

Massachusetts Tax

Exempt Bond Fund

ANNUAL REPORT May 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Massachusetts

                                                           Tax Exempt Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Massachusetts Tax Exempt Bond Fund, covering the 12-month period from June 1, 1999 through May 31, 2000. Inside you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might reemerge caused the Federal Reserve Board to raise short-term interest rates six times during the reporting period, for a total increase of 1.75 percentage points. Despite an encouraging rally during the first quarter of 2000, higher interest rates generally led to an erosion of municipal bond prices.

We  appreciate  your  confidence  over the past year and we look forward to your
continued   participation  in  Dreyfus  Massachusetts  Tax  Exempt  Bond  Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

June 15, 2000




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus Massachusetts Tax Exempt Bond Fund perform during the period?

For the 12-month reporting period ended May 31, 2000, Dreyfus Massachusetts Tax Exempt Bond Fund achieved a -2.56% total return.(1) In comparison, the fund's peer group, as measured by the Lipper Massachusetts Municipal Debt Funds category average, achieved a -3.20% total return for the same period.(2)

We attribute the fund's negative return to a difficult investment environment. More specifically, the fund was adversely affected by higher interest rates when the Federal Reserve Board (the "Fed") tightened monetary policy six times during the reporting period in an attempt to relieve inflationary pressures.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Massachusetts state tax-exempt income as is practical from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply and demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness
of    its    issuer    and    any    provisions    for    early    redemption.

Second, we actively manage the portfolio's average duration in anticipation of temporary supply and demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely,
if    we    expect    demand    for     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration of about seven years.

What other factors influenced the fund's performance?

As mentioned earlier, the fund was influenced by the changing market conditions over the past year. Although the first quarter of 2000 experienced an encouraging municipal bond market rally, the end of 1999 and the two months following the first quarter rally of 2000 saw more difficult investment environments.

When the reporting period began on June 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures, especially wages in a tight job market. In an attempt to ease these pressures, the Fed raised short-term interest rates six times during the reporting period, causing most bond prices to fall, including the fund' s holdings. These interest-rate hikes accounted for a total increase of 1.75 percentage points since mid-1999.

In addition, municipal bond prices fell because of adverse supply and demand influences. For a variety of reasons, institutional investors such as insurance companies and mutual funds have recently participated less in the tax-exempt bond market. Despite strong demand from individual investors, the absence of
institutional   buyers  helped  reduce  overall  demand  and,  therefore,  drove
municipal    bond    prices    down.

During the first few months of 2000, issuance of Massachusetts municipal bonds has declined compared to the same period one year ago. Some Massachusetts municipalities that refinanced bond issues during the low interest-rate environment over the past several years are expected to be absent from this year' s municipal bond marketplace. This relative lack of supply has helped support prices of Massachusetts municipal bonds, including those held by the fund.


What is the fund's current strategy?

After adopting a relatively defensive posture for most of the reporting period as interest rates rose, we have recently adopted a somewhat more aggressive strategy. This is due to the fact that we believe that current Massachusetts municipal bond prices already reflect investors' expectations that the Fed is likely to raise interest rates at least one more time. Accordingly, we extended the fund' s average duration -- a measure of sensitivity to changing interest rates -- to approximately nine years as of May 31, 2000, which is modestly longer than most other Massachusetts tax-exempt bond funds. This duration management strategy is designed to help us lock in prevailing yields and
participate    in    the    potential   for   future   capital   appreciation.

In terms of our security selection strategy, we have attempted to increase the diversity of our portfolio. We have added a number of bonds from local issuers, complementing bonds already in the portfolio that were issued by the commonwealth. We have focused primarily on highly rated bonds that are backed by revenues from specific essential services projects, such as waterworks and sewer facilities. We also favored general obligation bonds that are backed by their issuers' general taxing authority.

June 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Massachusetts Tax
Exempt Bond Fund and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 5/31/00

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                           (2.56)%             4.36%             6.10%

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND ON 5/31/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN MASSACHUSETTS MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MASSACHUSETTS MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

MAY 31, 2000

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS--97.6%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--94.2%

Barnstable 4.75%, 3/15/2017                                                                   2,645,000                2,294,194

Boston 5.75%, 2/1/2020                                                                        3,945,000                3,865,074

Boston Water and Sewer Commission, Revenue

   5%, 11/1/2028 (Insured; FGIC)                                                              2,500,000                2,118,050

Boston - Mount Pleasant Housing Development Corp.,  MFHR

   6.75%, 8/1/2023 (Insured; FHA)                                                             1,590,000                1,634,981

Haverhill 5%, 6/15/2017 (Insured; FGIC)                                                       1,500,000                1,346,430

Lynn 5%, 2/15/2017 (Insured; MBIA)                                                            2,360,000                2,121,003

Mansfield, Municipal Purpose Loan 5.125%,
   8/15/2017 (Insured; FGIC)                                                                  1,685,000                1,540,815

Massachusetts College Building Authority, Project Revenue:

   Zero Coupon, 5/1/2026 (Insured; MBIA)                                                      8,510,000                1,735,444

   Zero Coupon, 5/1/2027 (Insured; MBIA)                                                      1,510,000                  289,241

   Zero Coupon, 5/1/2028 (Insured; MBIA)                                                     11,790,000                2,115,244

Massachusetts Bay Transportation Authority,
   General Transportation System:

      6.20%, 3/1/2016                                                                         1,725,000                1,821,617

      4.50%, 3/1/2026 (Insured; MBIA)                                                         2,500,000                1,947,275

Massachusetts Development Finance Agency, Revenue:

   (Assumption College) 6%, 3/1/2030                                                          2,605,000                2,501,920

   (Boston University) 5.45%, 5/15/2059                                                       2,500,000                2,091,050

   (College of Pharmacy) 6.75%, 7/1/2030                                                      2,000,000                1,985,840

   (Regis College) 5.25%, 10/1/2018                                                           1,240,000                1,047,639

Massachusetts Educational Financing Authority,
   Education Loan Revenue

   5.125%, 12/1/2014 (Insured; MBIA)                                                          3,000,000                2,739,180

Massachusetts Health and Educational Facilities Authority,
   Revenue:

      (Baystate Medical Center) 6%, 7/1/2015 (Insured; FGIC)                                  1,140,000                1,144,628

      (Brandeis University) 4.75%, 10/1/2028 (Insured; MBIA)                                  2,500,000                2,015,400

      (Daughters of Charity) 6.10%, 7/1/2014
         (Prerefunded; 7/1/2006)                                                              1,100,000  (a)           1,150,138

      (Harvard University) 6%, 7/1/2035                                                       2,500,000                2,504,650

      (Massachusetts General Hospital):

         6.25%, 7/1/2020 (Insured; AMBAC)
            (Prerefunded; 7/1/2003)                                                           3,500,000  (a)           3,677,870

         6%, 7/1/2015 (Insured; AMBAC)                                                        2,000,000                2,008,120

      (Massachusetts Institute of Technology) 5.20%, 1/1/2028                                 5,000,000                4,481,500

      (Mclean Hospital) 6.50%, 7/1/2010 (Insured; FGIC)
         (Prerefunded; 7/1/2002)                                                              1,000,000  (a)           1,048,030

      (Medical Academic & Scientific) 6.625%, 1/1/2015                                        3,000,000                2,997,270

      (Milton Hospital) 7%, 7/1/2016 (Insured; MBIA)                                          1,000,000                1,021,600

      (Mount Auburn Hospital) 6.30%, 8/15/2024 (Insured; MBIA)                                5,000,000                5,026,150

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Health and Educational Facilities Authority,
  Revenue (continued):

    (New England Medical Center Hospitals)

         6.50%, 7/1/2012 (Insured; FGIC)                                                      2,000,000                2,068,820

      (Newton - Wellesley Hospital)

         5.875%, 7/1/2015 (Insured; MBIA)                                                     2,000,000                1,991,960

      (Sisters Providence Health System) 6.625%, 11/15/2022                                   3,510,000                3,692,766

Massachusetts Housing Finance Agency, Revenue:

  Housing Projects:

      6.30%, 10/1/2013 (Insured; AMBAC)                                                       1,000,000                1,021,560

      6.375%, 4/1/2021                                                                        4,300,000                4,334,099

   Rental Housing:

      6.65%, 7/1/2019 (Insured; AMBAC)                                                        2,215,000                2,266,964

      6.50%, 7/1/2025 (Insured; AMBAC)                                                        1,500,000                1,527,105

      6.45%, 1/1/2036 (Insured; AMBAC)                                                        2,135,000                2,167,516

      6%, 7/1/2037 (Insured; AMBAC)                                                           2,650,000                2,514,532

   Single-Family Housing 6.35%, 6/1/2017                                                      2,675,000                2,697,497

Massachusetts Industrial Finance Agency, Revenue:

  (Babson College):

      5.375%, 10/1/2017                                                                       2,125,000                1,924,464

      5.25%, 10/1/2027                                                                        2,950,000                2,501,335

   Electrical Utility (Nantucket Electric Co.) 8.50%, 3/1/2016                                2,750,000                2,851,228

   (Holy Cross College):

      6%, 11/1/2002                                                                             400,000                  409,300

      6.375%, 11/1/2015 (Prerefunded; 11/1/2002)                                              2,000,000  (a)           2,098,900

   (Merrimack College) 5%, 7/1/2017 (Insured; MBIA)                                           1,000,000                  894,480

   (Ogden Haverhill Project) 5.60%, 12/1/2019                                                 1,000,000                  857,010

   Parking Facility (Avon Associates LLC)

      5.375%, 4/1/2020 (Insured; MBIA)                                                        1,750,000                1,596,578

   (Worcester Polytechnic Institute)

      5.125%, 9/1/2017 (Insured; MBIA)                                                        1,000,000                  914,300

Massachusetts Municipal Wholesale Electric Company,

  Power Supply System Revenue:

      6.40%, 7/1/2002                                                                           400,000                  408,968

      6.125%, 7/1/2019 (Insured; MBIA)                                                        1,000,000                1,007,100

Massachusetts Port Authority, Revenue:

   5%, 7/1/2023                                                                               1,315,000                1,130,506

   Special Facilities (US Air Project)

      5.75%, 9/1/2016 (Insured; MBIA)                                                         5,000,000                4,903,850

   Special Project (Harborside Hyatt) 10%, 3/1/2026                                           8,000,000                8,337,200

Massachusetts Water Pollution Abatement Trust

   (Pool Loan Program) 5.625%, 2/1/2017                                                       5,000,000                4,909,500


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Middleborough:

   5.60%, 1/15/2013 (Insured; FGIC)                                                           1,210,000                1,212,481

   5.60%, 1/15/2014 (Insured; FGIC)                                                           1,450,000                1,443,475

   5.60%, 1/15/2015 (Insured; FGIC)                                                           1,025,000                1,015,150

North Attleborough 5.25%, 3/1/2017 (Insured; AMBAC)                                           1,680,000                1,563,794

Northampton (School Project Loan Act of 1948)
   5.75%, 5/15/2016 (Insured; MBIA)                                                           1,520,000                1,514,452

South Essex Sewerage District

   5.25%, 6/15/2018 (Insured; MBIA)                                                           2,720,000                2,504,005

Southbridge 6.375%, 1/1/2012 (Insured; AMBAC)                                                 1,000,000                1,031,490

U.S. RELATED-3.4%

Guam Airport Authority, Revenue 6.70%, 10/1/2023                                              3,000,000                3,023,790

Virgin Islands Water and Power Authority,

  Electric System Revenue

   7.40%, 7/1/2011 (Prerefunded 7/1/2001)                                                     1,690,000  (a)           1,756,413

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $136,889,549)                                                                                               134,362,941
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--2.2%
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS:

Massachusetts Health and Educational Facilities Authority, Revenue

  VRDN (Capital Asset Program):

      4.25%, (Insured; MBIA)                                                                  1,000,000  (b)           1,000,000

      4.45%, (Insured; MBIA)                                                                  2,000,000  (b)           2,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $3,000,000)                                                                                                   3,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $139,889,549)                                                             99.8%              137,362,941

CASH AND RECEIVABLES (NET)                                                                          .2%                  223,658

NET ASSET                                                                                        100.0%              137,586,599

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

FGIC                      Financial Guaranty Insurance

                             Company

FHA                       Federal Housing Administration

MBIA                      Municipal Bond Investors

                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              60.7

AA                               Aa                              AA                                               12.2

A                                A                               A                                                 7.9

BBB                              Baa                             BBB                                               8.8

F1                               MIG1/P1                         SP1/A1                                            2.2

Not Rated(c)                     Not Rated(c)                    Not Rated(c)                                      8.2

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST--SUBJECT TO PERIODIC
CHANGE.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

May 31, 2000

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           139,889,549   137,362,941

Cash                                                                    235,886

Interest receivable                                                   2,485,989

Receivable for investment securities sold                                94,588

Prepaid expenses                                                          7,763

                                                                    140,187,167
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            79,234

Payable for investment securities purchased                           2,483,450

Payable for shares of Beneficial Interest redeemed                        1,579

Accrued expenses                                                         36,305

                                                                      2,600,568
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      137,586,599
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     142,176,560

Accumulated net realized gain (loss) on investments                 (2,063,353)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           (2,526,608)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     137,586,599
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.01 par value shares of Beneficial Interest authorized)
                                                                      8,922,340

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          15.42

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended May 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,947,438

EXPENSES:

Management fee--Note 3(a)                                              884,916

Shareholder servicing costs--Note 3(b)                                 228,502

Professional fees                                                       51,300

Trustees' fees and expenses--Note 3(c)                                  23,032

Prospectus and shareholders' reports                                    17,478

Custodian fees                                                          15,200

Registration fees                                                       11,601

Loan commitment fees--Note 2                                             1,565

Miscellaneous                                                           13,743

TOTAL EXPENSES                                                       1,247,337

INVESTMENT INCOME--NET                                               7,700,101
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (2,057,801)

Net unrealized appreciation (depreciation) on investments         (10,011,245)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (12,069,046)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (4,368,945)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended May 31,
                                             -----------------------------------

                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,700,101            7,841,732

Net realized gain (loss) on investments       (2,057,801)              886,268

Net unrealized appreciation (depreciation)
   on investments                            (10,011,245)           (2,603,874)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (4,368,945)            6,124,126
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (7,765,137)          (7,819,249)

Net realized gain on investments                (336,473)          (1,105,107)

TOTAL DIVIDENDS                               (8,101,610)          (8,924,356)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  31,835,134           32,759,644

Dividends reinvested                            5,973,090            6,642,484

Cost of shares redeemed                      (48,333,104)         (36,238,109)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (10,524,880)           3,164,019

TOTAL INCREASE (DECREASE) IN NET ASSETS      (22,995,435)             363,789
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           160,582,034          160,218,245

END OF PERIOD                                 137,586,599          160,582,034

Undistributed investment income-net                    --               65,036
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,011,332            1,917,574

Shares issued for dividends reinvested            379,654              389,221

Shares redeemed                               (3,067,872)          (2,127,071)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (676,886)              179,724

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                         Year Ended May 31,
                                                                 ----------------------------------------------------------------

                                                                 2000           1999         1998          1997           1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            16.73          17.01        16.31         15.86          16.25

Investment Operations:

Investment income--net                                            .83            .82          .83           .85            .88

Net realized and unrealized
   gain (loss) on investments                                   (1.27)          (.17)         .70           .45           (.39)

Total from Investment Operations                                 (.44)           .65         1.53          1.30            .49

Distributions:

Dividends from investment income--net                           (.83)          (.82)         (.83)          (.85)          (.88)

Dividends from net realized gain
   on investments                                               (.04)          (.11)            --            --            --

Total Distributions                                             (.87)          (.93)         (.83)          (.85)          (.88)

Net asset value, end of period                                  15.42         16.73         17.01          16.31          15.86
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (2.56)           3.87          9.52           8.37           3.06
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .85            .82           .81           .79            .79

Ratio of net investment income
   to average net assets                                         5.22           4.82          4.97          5.27           5.43

Portfolio Turnover Rate                                         19.45          19.47         28.53         38.29          60.67
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         137,587        160,582       160,218       151,379        151,722

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Massachusetts Tax Exempt Bond Fund ("the fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Massachusetts income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings of $9,420 during the period ended May 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $639,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2000. This amoun is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses DSC, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2000, the fund was charged $133,480 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2000, the fund was charged $71,897 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended May 31, 2000, redemption fees charged and retained by the fund amounted to $23. Effective June 1, 2000, this fee will be chargeable within thirty days following the date of issuance of such shares.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2000, amounted to $27,956,831 and $40,121,248, respectively.

At  May  31,  2000,  accumulated  net unrealized depreciation on investments was
$2,526,608,   consisting   of   $2,172,784  gross  unrealized  appreciation  and
$4,699,392 gross unrealized depreciation.

At May 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Massachusetts Tax Exempt Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Massachusetts Tax Exempt Bond Fund, including the statement of investments, as of May 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2000 by correspondence with the custodian and the brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Massachusetts Tax Exempt Bond Fund at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

July 5, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended May 31, 2000:

      --all the dividends paid from investment income--net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes).

      --the fund hereby designates $.0117 per share as a long-term capital gain distribution of the $.0361 per share paid on December 9, 1999. In addition, 26.91% of the long-term capital gain distribution is not subject to Massachusetts personal income taxes.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.


                                                           For More Information

                        Dreyfus

                        Massachusetts Tax Exempt

                        Bond Fund

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   267AR005